UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 26, 2024

CAPRI HOLDINGS LTD
(Exact name of Registrant as Specified in its Charter)

001-35368
(Commission File Number)

British Virgin Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
90 Whitfield Street, 2nd Floor
London, United Kingdom
W1T 4EZ
(Address of Principal Executive Offices)
44 207 632 8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Ordinary Shares, no par value	CPRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 26, 2024, Capri Holdings Limited (the “Company”) announced that Cedric Wilmotte, Chief Executive Officer of Michael Kors, will be leaving the Company effective as of that same date (the “Separation Date”). Mr. Wilmotte is expected to remain on a paid garden leave with benefits from the Separation Date through March 29, 2025 (the “Garden Leave Period”). During the Garden Leave Period, Mr. Wilmotte will be available as needed to answer questions and provide transition services.

In connection with his separation from the Company, and provided that he timely executes (and does not revoke) a separation and release agreement and complies with certain post-employment restrictive covenants, Mr. Wilmotte will receive (i) pursuant to the terms of his employment agreement, continuation of his base salary ($1,000,000) and medical, dental and insurance benefits for a one (1) year period commencing on March 30, 2025, which amounts shall be payable in substantially equal installments in accordance with the normal payroll practices of Michael Kors (USA), Inc., plus his target annual cash incentive payment ($1,000,000) for the fiscal year ending March 29, 2025 (“Fiscal 2025”), which shall be paid in a lump sum at the same time as the Fiscal 2025 annual cash incentive is paid to similarly situated executives in June 2025 and (ii) a cash payment in the amount of $500,000 payable in two lump sum installments, with 50% (or $250,000) to be paid as soon as administratively feasible following the effective date of his separation and release agreement, and 50% (or $250,000) to be paid at the same time the Fiscal 2025 annual cash incentive is paid in June 2025 ((i) and (ii) collectively are hereinafter referred to as, the “Separation Payments”). The Separation Payments will be made less applicable tax withholdings and other payroll deductions.

ITEM 8.01 OTHER EVENTS.

On November 26, 2024, the Company issued a press release concerning the departure of Mr. Wilmotte. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits

Exhibit Number	Description
99.1	Press Release of Capri Holdings Limited, dated November 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPRI HOLDINGS LIMITED
Date: December 2, 2024
	By:	/s/ Krista A. McDonough
	Name:	Krista A. McDonough
	Title:	Senior Vice President, General Counsel & Chief Sustainability Officer